                                PNC MORTGAGE SECURITIES CORP.           PAGE: 1
                                      MASTER SERVICING
PROCESSING MONTH:  04/1996    MORTGAGE PASS-THROUGH CERTIFICATES
                                05/1996 DISTRIBUTION REPORT

SERIES 1995-2 (1372)                        WEIGHTED AVERAGE PC RATE:    7.5238
- --------------------------------------------------------------------------------

ISSUE DATE:  09/29/1995
CERTIFICATE BALANCE AT ISSUE:                 $269,988,933.11

                                                                             CERTIFICATE
                                                             TOTAL             ACCOUNT             CERTIFICATE
                                                           NUMBER OF          ACTIVITY               BALANCE
                                                           MORTGAGES          (AT PC RATE)         OUTSTANDING
                                                         --------------     -----------------    ----------------
BALANCES FROM LAST FISCAL MONTH-END:                          879                                 $259,022,965.22
PRINCIPAL POOL COLLECTION(S):
 Scheduled Principal Collected Due Current Month                                $192,956.61
 Unscheduled Principal Collection/Reversals                                      $54,286.33
 Liquidations-in-full                                           4             $1,153,428.39
 Principal Balance Sales Adjustments                                                  $0.00
 Net Principal Distributed                                                    $1,400,671.33        ($1,400,671.33)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF)                                                                        $0.00

BALANCE CURRENT FISCAL MONTH-END:                             875                                 $257,622,293.89

SCHEDULED INTEREST AT MORTGAGE RATE:                                          $1,728,374.77

UNSCHEDULED INTEREST AT MORTGAGE RATE:
 Unscheduled Interest Collections/Reversals                                           $0.00
 Interest Sales Adjustments                                                           $0.00
 Interest Accrual Adjustment                                                          $0.00
 Interest Uncollected on Liquidation                                                  $0.00
 Interest Uncollected on Non-Earning Assets                                           $0.00
 Net Unscheduled Interest Distributed                                                 $0.00

OTHER:
 Loan Conversion Fees                                                                 $0.00
 Expense Reimbursements                                                               $0.00
 Gain on Liquidations                                                                 $0.00
 Hazard Insurance Premium Refunds                                                     $0.00
 Net Other Distributions                                                              $0.00

SCHEDULED SERVICING FEE EXPENSES:                                               $104,309.91

UNSCHEDULED SERVICING FEES:
 Unscheduled Service Fee Collections/Reversals                                        $0.00
 Servicing Fees Sales Adjustments                                                     $0.00
 Servicing Fees Accrual Adjustments                                                   $0.00
 Servicing Fees Uncollected on Liquidation                                            $0.00
 Servicing Fees Uncollected/Non-Earning Assets                                        $0.00
 Net Unscheduled Service Fees Distributed                                             $0.00

MISCELLANEOUS EXPENSES:                                                               $0.00

NET FUNDS DISTRIBUTED:                                                        $3,024,736.19


                               PNC MORTGAGE SECURITIES CORP.
                                      MASTER SERVICING
PROCESSING MONTH:  04/1996   MORTGAGE PASS-THROUGH CERTIFICATES
                                  05/1996 DISTRIBUTION REPORT

SERIES 1995-2 (1372)                        WEIGHTED AVERAGE PC RATE: 7.5238
- ----------------------------------------------------------------------------


     BEGINNING                                                                                           ENDING
 PRINCIPAL BALANCE                                                                                 PRINCIPAL BALANCE
- --------------------                                                                              --------------------
    $259,022,965.22                                                                                   $257,622,293.89
     PRINCIPAL                    SCHEDULED                     INTEREST        NET INTEREST             TOTAL
   DISTRIBUTION                  INTEREST DUE                  ADJUSTMENT       DISTRIBUTION          DISTRIBUTION
- --------------------            --------------                ------------     --------------     --------------------
      $1,400,671.33             $1,624,064.86                       $0.00      $1,624,064.86            $3,024,736.19




                                              PNC MORTGAGE SECURITIES CORP.
                                              MASTER SERVICING DIVISION
PROCESSING MONTH:  04/1996                    MORTGAGE PASS-THROUGH CERTIFICATES
                                              05/1996 DISTRIBUTION REPORT
SERIES 1995-2 (1372)                                                        WEIGHTED AVERAGE PC RATE:                       7.5238
- -----------------------------------------------------------------------------------------------------------------------------------
                                                 MEMO ITEMS

MEMO IMCOME/EXPENSES TO SERVICERS:                            ISSUER P & I ADVANCES:
Late Charges                            $0.00                 Beginning Advance Balance                         $0.00
Prepayment Fees                         $0.00                 New Advances                                      $0.00
Miscellaneous Fees                      $0.00                 Advances Recovered                                $0.00
                                                              Ending Advance Balances                           $0.00

INSURANCE RESERVES

                               ORIGINAL                   CLAIMS IN             CLAIMS                                 COVERAGE
INSURANCE TYPE                 BALANCE                    PROGRESS               PAID              ADJUSTMENTS       REMAINING
MPI                               $0.00                       $0.00              $0.00                    $0.00           $0.00

SPECIAL HAZARD            $2,699,890.00                       $0.00              $0.00                    $0.00   $2,699,890.00

BANKRUPTCY BOND
SINGLE-UNITS                $109,818.00                       $0.00              $0.00                    $0.00     $109,818.00
MULTI-UNITS                       $0.00                       $0.00              $0.00                    $0.00           $0.00

MORTGAGE REPURCHASE       $5,399,779.00                       $0.00              $0.00                    $0.00   $5,399,779.00

DELINQUENT INSTALLMENTS


        ONE                                         TWO                                  THREE
       COUNT        PRIN BALANCE                   COUNT      PRIN BALANCE               COUNT        PRIN BALANCE
         3          $730,509.38                      0              $0.00                  1           $269,947.89


                                IN FORECLOSURE                                 ACQUIRED
                                    COUNT        PRIN BALANCE                      COUNT                 PRIN BALANCE
                                      0                 $0.00                        0                          $0.00



The Class B-4, Class B-5 and Class B-6 Certificates (the "Junior Subordinate Certificates") provide Coverage (as defined below) to (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates (the "Senior Certificates") and (ii) the Class B-1, Class B-2, and Class B-3 Certificates (the "Senior Subordinate Certificates" and, together with the Junior Subordinate Certificates, the "Subordinate Certificates"). Each class of Subordinate Certificates provides Coverage to the Senior Certificates and each Class of Subordinate Certificates with a lower numerical designation. The Class of Subordinate Certificates with the lowest numerical designation is the Class B-1 Certificates. "Coverage" is defined as credit support and special hazard, bankruptcy and fraud coverage. The foregoing is subject to the description of the credit enhancements in the prospectus supplement pursuant to which the Senior Certicates (other than the Class A-7 Certificates) and the Senior Subordinate Certificates were offered.

The Class Principal Balances of the Subordinate Certificates immediately after the principal and interest distribution on May 28, 1996 are as follows:


            CLASS                       CLASS PRINCIPAL BALANCE
            B-1                              $6,040,311.71
            B-2                              $4,698,020.87
            B-3                              $2,684,583.64
            B-4                              $1,610,750.38
            B-5                                $536,916.11
            B-6                              $1,208,063.41

The amount of special hazard, bankruptcy, and fraud coverage immediately after the principal and interest distribution on May 28, 1996 is $2,699,890.00, $109,818.00, and $5,399,779.00, respectively.

SERIES 1995-2        DELINQUENT * MORTGAGE LOANS (AS OF APRIL 30, 1996):

                       I                 II              III               IV            V               VI           VII
                  TOTAL LOANS           TOTAL                        LOANS DELINQUENT
                      IN                DELINQ.       ---------------------------------------------    LOANS IN      LOANS
                 MORTGAGE POOL          LOANS           1 MONTH           2 MONTH     3 MONTH         FORECLOSURE   ACQUIRED
- ------------------------------------------------------------------------------------------------------------------------------
DOLLAR AMOUNT   $257,930,465.04  **$1,000,457.27 ***  $730,509.38 ***    $0.00 ***  $269,947.89 ***    $0.00 ***    $0.00 ***

NUMBER                      876                4                3            0                1            0            0

% OF POOL
(DOLLARS)                100.00%            0.39%            0.28%        0.00%            0.10%        0.00%        0.00%

% OF POOL
(NO. OF LOANS)           100.00%            0.46%            0.34%        0.00%            0.11%        0.00%        0.00%


* A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

** Reflects the outstanding principal balance of the Mortgage Pool after the application of all May 1, 1996 scheduled payments and April 1, 1996 unscheduled payments on the mortgage loans.

*** Reflects outstanding principal balance of delinquent mortgage loans as of April 30, 1996.

Trading Factor, calculated as of May 25, 1996: .95419576. By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including May 1, and unscheduled prepayments in months prior to April, can be calculated.